DVI

COLLATERAL RIDER TO MASTER SECURITY AGREEMENT
(Equity Interests)

©2001, DVI, Inc., All Rights Reserved

Contract No. 3565

PREMIER P.E.T. IMAGING INTERNATIONAL, INC. ("**Obligor**") hereby grants to and for the benefit of **DVI FINANCIAL SERVICES INC.** and its Affiliates, as collateral security for the DVI Indebtedness, a security interest in, and lien on, all right, title and interest of Obligor in and to the following Equity Interests, together with (i) all dividends, cash, securities and property issued, paid, declared and/or distributed in connection with any of the Equity Interests or any portion thereof, (ii) all cash, securities and other property paid, issued and/or distributed to or for the benefit of Obligor in exchange, redemption or substitution for the Equity Interests, or any portion thereof, (iii) all other cash, securities and property paid, issued and/or distributed to or for the benefit of Obligor as a consequence of Obligor's ownership of the Equity Interests, or any portion thereof and (iv) all income, proceeds and products of the foregoing.

Issuer	Description of Equity Interest	Holder of Equity Interest
Premier P.E.T. Imaging Of New Jersey, Inc.	100% Ownership Interests	Premier P.E.T. Imaging International, Inc.
Morris County PET Management LLC	77% Membership Interest	Premier P.E.T. Imaging International, Inc.

Obligor acknowledges and agrees that this Collateral Rider and the grant of the security interest and lien contained herein are subject to the terms and conditions of that certain Master Security Agreement dated **August 6, 2002**, by and between Obligor and DVI.

IN WITNESS WHEREOF, Obligor, intending to be legally bound, has executed this Collateral Rider by its duly authorized representative effective as of **August 6, 2002**.

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO [illegible] AND CONDITIONS [illegible] SECURITY AGREEMENT DATED [illegible]

PREMIER P.E.T. IMAGING INTERNATIONAL, INC.

By: [signature]

Name: Stephen A. Schulman, M.D.

Title: President